SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 26, 2002

FIRSTMERIT CORPORATION
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	0-10161 (Commission file number)	34-1339938 (IRS employer identification number)

III Cascade Plaza, 7th Floor Akron, Ohio (Address of Principal Executive Offices)	44308 (Zip Code)	(330) 996-6300 (Telephone Number)

Item 5. Other Events
Item 7 Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
EX-99 Press Release

Item 5. Other Events

     On September 26, 2002, FirstMerit Corporation issued a press release announcing that it expects third quarter 2002 results to be affected by a higher provision for loan losses and an impairment charge for its mortgage servicing rights.

Item 7 Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

99	Text of FirstMerit Corporation Press Release dated September 26, 2002

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FirstMerit Corporation

Dated: September 26, 2002	By:	/s/ Terrence E. Bichsel Terrence E. Bichsel, Executive Vice President and Chief Financial Officer